Exhibit 10.43

*Portions of the exhibit have been excluded because it is both not material and is the type of information that the registrant treats as private or confidential.

FIRST AMENDMENT TO

RESTATED AND AMENDED EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (“Amendment”) is being entered into by and between CAPRICOR THERAPEUTICS, INC. (“CAPR”) and CAPRICOR, INC., (“Capricor”) whose offices are located at 10865 Road to the Cure, Ste. 150, San Diego, CA 92121 (collectively, the “Company”), and KAREN G. KRASNEY, ESQ, whose address is [***] (“Executive”) with respect to that certain Employment Agreement executed by the parties effective May 14, 2019 (the “Agreement”).  Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Agreement.

Pursuant to a resolution duly adopted by the Board of Directors, the Parties have agreed to amend the Agreement in the following particulars only:

1.    Section 7.3 (a)(i) shall be amended to read as follows:

Executive will be entitled to receive severance pay in the form of a lump sum payment representing twelve (12) months (“Severance Amount”) worth of Executive’s base salary then in effect (ignoring any decrease that forms the basis of Executive’s resignation for Good Reason, if applicable). The payment of the Severance Amount shall be conditioned on Executive’s execution of a Severance Agreement and General Release of all Claims provided by the Company, and the date upon which such payment will be made will be determined pursuant to the terms set forth in the Severance Agreement.

Except as specifically set forth herein, all of the other terms and provisions of the Agreement shall remain in full force and effect and shall not be affected hereby. This Amendment may be executed in any number of counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Receipt by facsimile or other electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

Signature Page Follows

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written and shall be effective as of the date last signed below.

CAPRICOR THERAPEUTICS, INC.		EXECUTIVE:		CAPRICOR, INC.

By:	/s/ Linda Marbán	By:	/s/ Karen G. Krasney	By:	/s/ Linda Marbán
	Linda Marbán Chief Executive Officer		Karen G. Krasney, Esq.		Linda Marbán Chief Executive Officer

Date:	3/24/2025	Date:	3/24/2025	Date:	3/24/2025